VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

VONTOBEL GLOBAL ENVIRONMENTAL CHANGE FUND

(the “VONTOBEL FUNDS”)

EACH, A SERIES OF THE ADVISERS INVESTMENT TRUST (“AIT”)

Supplement dated July 2, 2024

to the Vontobel U.S. Equity Institutional Fund Prospectus dated January 28, 2024 and the Vontobel Global Environmental Change Fund Prospectus dated October 2, 2023

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At a meeting held on June 5, 2024, the Board of Trustees of AIT (the “Board”) approved, subject to shareholder approval, proposed reorganizations (each a “Reorganization” and together, the “Reorganizations”) of the Vontobel Funds (each, a “Target Fund,” and together, the “Target Funds”) with and into separate series of The Advisors’ Inner Circle Fund II (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) which are listed opposite the relevant Target Fund below:

Target Fund (each a series of AIT)	Acquiring Fund (each a series of The Advisors’ Inner Circle Fund II)
VONTOBEL U.S. EQUITY INSTITUTIONAL FUND Class I Shares (Ticker: VTUIX)	VONTOBEL U.S. EQUITY FUND Y Shares

VONTOBEL GLOBAL ENVIRONMENTAL CHANGE FUND Class I Shares (Ticker: ENVRX)	VONTOBEL GLOBAL ENVIRONMENTAL CHANGE FUND Y Shares

Vontobel Asset Management, Inc. (the “Adviser”), the investment adviser to the Target Funds, recommended the Reorganizations to the Board. In order to accomplish the Reorganizations, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization for each Target Fund (the “Plan”). After the Reorganizations, the Acquiring Funds will be managed by the Adviser in accordance with an identical investment objective and substantially similar strategies as those utilized by the corresponding Target Fund. The Reorganizations are not expected or intended to result in any changes to the day-to-day management of either of the Target Funds. Each Target Fund’s existing portfolio management team will serve as portfolio managers for the corresponding Acquiring Fund.

The Plan provides for (1) the acquisition by The Advisors’ Inner Circle Fund II, a Massachusetts business trust, on behalf of each Acquiring Fund, of all of the assets of a corresponding Target Fund, in exchange for shares of the corresponding class of the Acquiring Fund (as indicated in the table above), and the assumption by The Advisors’ Inner Circle Fund II, on behalf of each Acquiring Fund, of the liabilities of each corresponding Target Fund; and (2) the dissolution of each Target Fund as soon as practicable after the closing of the Reorganization. Each Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Reorganizations are subject to the satisfaction of a number of conditions, including approval by the shareholders of the relevant Target Fund. The Board has called a shareholder meeting where shareholders will consider and vote on the Plan (the “Joint Special Meeting”). The Joint Special Meeting is expected to be held in September 2024. If approved by shareholders, the Reorganizations are scheduled to occur in October 2024.

A notice of the Joint Special Meeting of each Target Fund’s shareholders and the combined proxy statement and prospectus for the Acquiring Funds will be mailed to each Target Fund’s shareholders in advance of the Joint Special Meeting and will specify the record date and meeting date for the Joint Special Meeting. If a Reorganization is approved by a Target Fund’s shareholders at the Joint Special Meeting, shareholders of that Target Fund will receive shares of the corresponding Acquiring Fund having the same aggregate net asset value as the shares of the Target Fund they hold on the date of the Reorganization. The Reorganizations will not affect the total value of any shareholders’ holdings in a Target Fund at the time of the relevant Reorganization.

A Target Fund’s shareholders may purchase and redeem shares of the Target Fund in the ordinary course until the last business day before the closing of the relevant Reorganization, as described in the combined proxy statement and prospectus.

Purchase and redemption requests received after closing of the Reorganizations (if approved) should be directed to the relevant Acquiring Fund in accordance with its prospectus.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund or Target Fund, nor is it a solicitation of any proxy. For important information regarding the Reorganizations, or to receive a free copy of the combined proxy statement and prospectus relating to the Reorganizations, once it is available, please call 866 252-5393 (toll free) or 312-630-6583. The combined proxy statement and prospectus relating to the Reorganizations will also be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the combined proxy statement and prospectus carefully before making any decision to invest or when considering a Reorganization proposal.

This Supplement should be retained for future reference.